Exhibit 32


                   Certification Accompanying Periodic Report
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                              (18 U.S.C. ss. 1350)

The undersigned, Eric Claus, President and Chief Executive Officer of The Great Atlantic & Pacific Tea Company, Inc. ("Company"), and Brenda M. Galgano, Senior Vice President, Chief Financial Officer of the Company, each hereby certifies that (1) the Quarterly Report of the Company on Form 10-Q for the period ended November 29, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.




Dated:  January 8, 2009                              /s/ Eric Claus
                                                     --------------
                                                     Eric Claus
                                                     President
                                                     and
                                                     Chief Executive Officer


Dated:  January 8, 2009                              /s/ Brenda M. Galgano
                                                     ---------------------
                                                     Brenda M. Galgano
                                                     Senior Vice President,
                                                     Chief Financial Officer


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